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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):

                                December 16, 2004



                           COLUMBIA SPORTSWEAR COMPANY
             (Exact name of registrant as specified in its charter)



            OREGON                        0-23939                93-0498284
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
        incorporation)                                       Identification No.)



                       14375 Northwest Science Park Drive
                             Portland, Oregon 97229
                    (Address of principal executive offices)

                                 (503) 985-4000
                    (Registrant's telephone number, including
                                   area code)

          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On December 16, 2004, Columbia Sportswear Company (the "Company") entered into a credit agreement with Wells Fargo Bank, National Association that amends and restates in its entirety the Company's prior credit agreement with Wells Fargo dated July 31, 1997, as amended.

         Under the credit agreement, the Company may borrow from Wells Fargo amounts not exceeding $50,000,000 during the period of August 15 through November 14 each calendar year during the term of the agreement and not exceeding $5,000,000 at all other times. The Company pays Wells Fargo an annual fee of 0.075% of the average daily available credit under the credit agreement. Company loans under the credit agreement are unsecured and bear interest, at the Company's option, at a fluctuating rate based on the Base Rate plus a specified Base Rate Margin (as these terms are defined in the credit agreement) or at a fixed rate equal to the LIBOR plus the LIBOR Margin (as these terms are defined in the credit agreement) in effect on the first day of the loan term. The credit agreement, filed as an exhibit to this Form 8-K, is hereby incorporated into this Form 8-K.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS


(c) Exhibits.

10.1 Credit Agreement dated December 16, 2004 between the Company and Wells Fargo Bank, National Association
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    COLUMBIA SPORTSWEAR COMPANY



Date:    December 20, 2004          By:     /s/ PETER J. BRAGDON
                                            ---------------------------
                                    Name:   Peter J. Bragdon
                                    Title:  Vice President and General Counsel
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                                  EXHIBIT INDEX


Exhibit
Number         Description
------         -----------

10.1 Credit Agreement dated December 16, 2004 between the Company and Wells Fargo Bank, National Association